DFA INVESTMENT DIMENSIONS GROUP INC.
DIMENSIONAL INVESTMENT GROUP INC.

SUPPLEMENT TO THE CURRENTLY EFFECTIVE
STATEMENTS OF ADDITIONAL INFORMATION

The purpose of this Supplement is to update the Statements of Additional Information (“SAIs”) dated February 28, 2020 (July 1, 2020 for the U.S. Sustainability Targeted Value Portfolio), as supplemented, of each series of DFA Investment Dimensions Group Inc. and Dimensional Investment Group Inc. (collectively, the “Funds”), to incorporate changes to the officers and chief compliance officer of the Funds.  Accordingly, the SAIs are revised as follows:

1.	Effective July 30, 2020, Randy C. Olson serves as the chief compliance officer of the Funds.

2.	The following information regarding Randy C. Olson replaces the information regarding Christopher S. Crossan in the “Officers” table in the “Directors and Officers” section of the SAIs:

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Randy C. Olson 1980	Chief Compliance Officer	Since August 2020
Chief Compliance Officer (since August 2020)
• DFA Investment Dimensions Group Inc.
• Dimensional Investment Group Inc.
• The DFA Investment Trust Company
• Dimensional Emerging Markets Value Fund

Formerly, Vice President – Senior Compliance Officer
• Dimensional Investment Advisors LP (January 2020 – August 2020 and July 2014 – March 2017)

Formerly, Vice President – Head of Compliance & Operations Asia Ex-Japan
• Dimensional Investment Advisors LP (April 2017 – January 2020)

1 Holds office for an indefinite term at the pleasure of the Boards of Directors and until his successor is elected and qualified

3.	The information regarding Selwyn Notelovitz is hereby deleted from the “Officers” table in the “Directors and Officers” section of the SAIs.

The date of this Supplement is August 17, 2020